Houlihan Lokey Reports Third Quarter Fiscal 2022 Financial Results

– Third Quarter Fiscal 2022 Revenues of $889 million –
– Third Quarter Fiscal 2022 Diluted EPS of $2.54 –
– Adjusted Third Quarter Fiscal 2022 Diluted EPS of $2.90 –
– Announces Dividend of $0.43 per Share for Fourth Quarter Fiscal 2022 –

LOS ANGELES and NEW YORK - February 8, 2022 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its third quarter ended December 31, 2021.
For the third quarter ended December 31, 2021, revenues were $889 million, compared with $538 million for the third quarter ended December 31, 2020. Net income attributable to the Company was $174 million, or $2.54 per diluted share, for the third quarter ended December 31, 2021, compared with $119 million, or $1.71 per diluted share, for the third quarter ended December 31, 2020. Adjusted net income attributable to the Company for the third quarter ended December 31, 2021 was $198 million, or $2.90 per diluted share, compared with $123 million, or $1.77 per diluted share, for the third quarter ended December 31, 2020.
“We are thrilled with our results for the third fiscal quarter and are proud of how well each of our product lines performed within their service sectors in calendar 2021. Corporate Finance is the #1 global M&A advisor based on number of transactions closed, Financial Restructuring is the #1 global restructuring advisor based on both dollar value and number of transactions closed and Financial and Valuation Advisory is the #1 global fairness opinion advisor measured over the last twenty years based on the number of transactions closed. Also in our third quarter, we made excellent progress on the integration of GCA and could not be happier with the collaboration that exists between our firms,” stated Scott Beiser, Chief Executive Officer of Houlihan Lokey.
Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended December 31,		Nine Months Ended December 31,
	2021	2020	2021	2020
Revenues by segment
Corporate Finance	$715,663	$306,171	$1,314,064	$502,191
Financial Restructuring	89,273	177,995	271,232	392,006
Financial and Valuation Advisory	83,862	53,710	213,496	130,551
Revenues	$888,798	$537,876	$1,798,792	$1,024,748

Operating expenses:
Employee compensation and benefits	$549,376	$339,743	$1,115,054	$654,113
Non-compensation	90,162	39,717	169,483	102,754
Operating income	249,260	158,416	514,255	267,881
Other (income)/expense, net	253	(187)	1,005	(1,544)
Income before provision for income taxes	249,007	158,603	513,250	269,425
Provision for income taxes	74,699	40,088	140,099	56,020
Net income	174,308	118,515	373,151	213,405
Net income attributable to noncontrolling interest	(573)	—	(573)	—
Net income attributable to Houlihan Lokey, Inc.	$173,735	$118,515	$372,578	$213,405

Diluted earnings per share attributable to Houlihan Lokey, Inc.	$2.54	$1.71	$5.44	$3.11

Revenues

For the third quarter ended December 31, 2021, revenues were $889 million, compared with $538 million for the third quarter ended December 31, 2020. Revenues increased primarily as a result of (i) the completion of our acquisition of GCA Corporation (“GCA”) during the third quarter ended December 31, 2021, resulting in the consolidation of their operating results and (ii) a significant increase in the number of closed transactions and the average transaction fee on closed transactions for our Corporate Finance (“CF”) business segment. For the third quarter ended December 31, 2021, CF revenues increased 134%, Financial Restructuring (“FR”) revenues decreased (50)%, and Financial and Valuation Advisory (“FVA”) revenues increased 56% when compared with the third quarter ended December 31, 2020. All revenues associated with GCA for the third quarter ended December 31, 2021 are included in our CF business segment.

Expenses

The Company’s employee compensation and benefits expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended December 31,
($ in thousands)	2021	2020	2021	2020
Expenses:
Employee compensation and benefits	$549,376	$339,743	$546,611	$334,828
% of Revenues	61.8%	63.2%	61.5%	62.3%
Non-compensation	$90,162	$39,717	$58,543	$38,523
% of Revenues	10.1%	7.4%	6.6%	7.2%
Provision for income taxes	$74,699	$40,088	$85,014	$41,632
% of Pre-tax income	30.0%	25.3%	30.0%	25.3%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Nine Months Ended December 31,
($ in thousands)	2021	2020	2021	2020
Expenses:
Employee compensation and benefits	$1,115,054	$654,113	$1,106,257	$641,878
% of Revenues	62.0%	63.8%	61.5%	62.6%
Non-compensation	$169,483	$102,754	$133,548	$97,262
% of Revenues	9.4%	10.0%	7.4%	9.5%
Provision for income taxes	$140,099	$56,020	$160,169	$74,008
% of Pre-tax income	27.3%	20.8%	28.7%	25.8%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Employee compensation and benefits expenses were $549 million for the third quarter ended December 31, 2021, compared with $340 million for the third quarter ended December 31, 2020. Adjusted employee compensation and benefits expenses were $547 million for the third quarter ended December 31, 2021, compared with $335 million for the third quarter ended December 31, 2020. This resulted in an adjusted compensation ratio of 61.5% for the third quarter ended December 31, 2021, versus 62.3% for the third quarter ended December 31, 2020. The increase in GAAP and adjusted employee compensation and benefits expenses was primarily a result of an increase in fee revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were $90 million for the third quarter ended December 31, 2021, compared with $40 million for the third quarter ended December 31, 2020. The increase in GAAP non-compensation expenses was primarily a result of non-compensation expenses attributable to GCA, amortization of intangible assets recognized in connection the acquisition of GCA, integration and acquisition related costs associated with our acquisition of GCA and an increase in travel, meals, and entertainment expenses and other operating expenses. Adjusted non-compensation expenses were $59 million for the third quarter ended December 31, 2021, compared with $39 million for the third quarter ended December 31, 2020. The increase in adjusted non-compensation expenses was primarily a result of non-compensation expenses attributable to GCA and an increase in travel, meals, and entertainment expenses and other operating expenses.

The provision for income taxes was $75 million, representing an effective tax rate of 30.0% for the third quarter ended December 31, 2021, compared with $40 million, representing an effective tax rate of 25.3% for the third quarter ended December 31, 2020. The increase in the Company’s tax rate during the third quarter ended December 31, 2021 relative to the same period in 2020 was primarily a result of increased state taxes, increased non-deductible expenses and increased foreign taxes. The adjusted provision for income taxes was $85 million, representing an adjusted effective tax rate of 30.0% for the third quarter ended December 31, 2021, compared with $42 million, representing an adjusted effective tax rate of 25.3% for the third quarter ended December 31, 2020.

Segment Reporting for the Third Fiscal Quarter

Corporate Finance
CF revenues were $716 million for the third quarter ended December 31, 2021, compared with $306 million for the third quarter ended December 31, 2020, representing an increase of 134%. Revenues increased primarily due to (i) the completion of our acquisition of GCA during the third quarter ended December 31, 2021, resulting in the consolidation of their revenues into our CF business segment and (ii) a significant increase in the number of closed transactions and the average transaction fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2021	2020	2021	2020
Corporate Finance
Revenues	$715,663	$306,171	$1,314,064	$502,191
# of Managing Directors	198	123	198	123
# of Closed transactions (1)	238	121	456	209

Financial Restructuring
FR revenues decreased (50)% to $89 million for the third quarter ended December 31, 2021, compared with $178 million for the third quarter ended December 31, 2020. Revenues decreased primarily due to a decrease in the number of closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2021	2020	2021	2020
Financial Restructuring
Revenues	$89,273	$177,995	$271,232	$392,006
# of Managing Directors	52	47	52	47
# of Closed transactions (1)	21	44	65	103

Financial and Valuation Advisory
FVA revenues increased 56% to $84 million for the third quarter ended December 31, 2021, compared with $54 million for the third quarter ended December 31, 2020. Revenues increased primarily due to an increase in the number of fee events.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2021	2020	2021	2020
Financial and Valuation Advisory
Revenues	$83,862	$53,710	$213,496	$130,551
# of Managing Directors	34	31	34	31
# of Fee Events (1)	901	639	1,673	1,134
(1)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our periodic reports on Forms 10-K and 10-Q.
Balance Sheet and Capital Allocation

The Board of Directors of the Company declared a regular quarterly cash dividend of $0.43 per share of Class A and Class B common stock. The dividend will be payable on March 15, 2022 to stockholders of record as of the close of business on March 2, 2022.

As of December 31, 2021, the Company had $1,098 million of cash and cash equivalents and investment securities, and $134 million of other liabilities and loans payable to former shareholders.

Investor Conference Call and Webcast

The Company will host a conference call and live webcast at 8:00 a.m. Eastern Time on Tuesday, February 8, 2022, to discuss its third quarter fiscal 2022 results. The number to call is 1-877-407-4018 (domestic) or 1-201-689-8471 (international). A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from February 8, 2022 through February 15, 2022, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 13726446#. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. These adjusted items remove the significant accounting impact of one-time or non-recurring charges associated with the Company’s one-time/non-recurring matters, as set forth in the tables at the end of this release.

The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey

Houlihan Lokey (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and valuation. The firm serves corporations, institutions, and governments worldwide with offices in the United States, Europe, the Middle East, and the Asia-Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. Houlihan Lokey is the No. 1 investment bank for all global M&A transactions, the No. 1 M&A advisor for the past seven consecutive years in the U.S., the No. 1 global restructuring advisor for the past eight consecutive years, and the No. 1 global M&A fairness opinion advisor over the past 20 years, all based on number of transactions and according to data provided by Refinitiv.

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Public Relations 212.331.8223 PR@HL.com

Appendix

Condensed Consolidated Balance Sheet (Unaudited)
Condensed Consolidated Statement of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	December 31, 2021	March 31, 2021
Assets
Cash and cash equivalents	$1,058,603	$846,851
Restricted cash	373	373
Investment securities	39,829	208,618
Accounts receivable, net of allowance for credit losses	195,912	108,409
Unbilled work in process, net of allowance for credit losses	86,504	118,115
Deferred income taxes	39,575	28,332
Property and equipment, net	51,750	46,370
Operating lease right-of-use assets	161,997	152,031
Goodwill	1,082,934	671,065
Other intangible assets, net	263,493	195,156
Other assets	64,792	50,747
Total assets	$3,045,762	$2,426,067

Liabilities and Stockholders' Equity
Liabilities:
Accrued salaries and bonuses	$986,043	$648,399
Accounts payable and accrued expenses	123,395	67,468
Deferred income	27,319	27,868
Income taxes payable	57,617	68,339
Deferred income taxes	1,159	52
Loans payable to former shareholders	539	818
Operating lease liabilities	187,264	174,516
Other liabilities	133,010	55,046
Total liabilities	1,516,346	1,042,506

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 50,924,798 and 51,245,442 shares, respectively	51	51
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 16,727,176 and 16,951,696 shares, respectively	17	17
Additional paid-in capital	668,765	803,573
Retained earnings	886,995	600,096
Accumulated other comprehensive loss	(26,412)	(20,176)
Total stockholders’ equity	1,529,416	1,383,561
Total liabilities and stockholders’ equity	$3,045,762	$2,426,067

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2021	2020	2021	2020
Revenues	$888,798	$537,876	$1,798,792	$1,024,748
Operating expenses:
Employee compensation and benefits	549,376	339,743	1,115,054	654,113
Travel, meals, and entertainment	11,090	1,338	17,464	4,416
Rent	14,352	10,086	33,627	30,010
Depreciation and amortization	20,074	3,949	28,589	11,291
Information technology and communications	12,398	9,281	28,217	22,532
Professional fees	14,372	6,188	27,988	16,422
Other operating expenses	17,876	8,875	33,598	18,083
Total operating expenses	639,538	379,460	1,284,537	756,867
Operating income	249,260	158,416	514,255	267,881
Other (income)/expense, net	253	(187)	1,005	(1,544)
Income before provision for income taxes	249,007	158,603	513,250	269,425
Provision for income taxes	74,699	40,088	140,099	56,020
Net income	174,308	118,515	373,151	213,405
Net income attributable to noncontrolling interest	(573)	—	(573)	—
Net income attributable to Houlihan Lokey, Inc.	$173,735	$118,515	$372,578	$213,405

Weighted average shares of common stock outstanding:
Basic	64,914,373	66,547,587	65,259,927	65,680,516
Fully diluted	68,279,939	69,356,347	68,520,849	68,596,503
Earnings per share attributable to Houlihan Lokey, Inc.
Basic	$2.68	$1.78	$5.71	$3.25
Fully diluted	$2.54	$1.71	$5.44	$3.11

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except per share data)	2021	2020	2021	2020
Revenues	$888,798	$537,876	$1,798,792	$1,024,748

Employee compensation and benefits expenses
Employee compensation and benefits expenses (GAAP)	$549,376	$339,743	$1,115,054	$654,113
Less: Acquisition related retention payments	(2,765)	(4,915)	(8,797)	(12,235)
Employee compensation and benefits expenses (adjusted)	546,611	334,828	1,106,257	641,878

Non-compensation expenses
Non-compensation expenses (GAAP)	$90,162	$39,717	$169,483	$102,754
Less: Secondary offering related costs	—	—	—	(418)
Less: Integration and acquisition related costs	(16,165)	—	(17,805)	(1,258)
Less: Acquisition amortization	(15,454)	(1,194)	(18,130)	(3,080)
Less: Oracle ERP implementation	—	—	—	(736)
Non-compensation expenses (adjusted)	58,543	38,523	133,548	97,262

Operating income
Operating income (GAAP)	$249,260	$158,416	$514,255	$267,881
Plus: Adjustments (1)	34,384	6,109	44,732	17,727
Operating income (adjusted)	283,644	164,525	558,987	285,608

Other (income)/expense, net
Other (income)/expense, net (GAAP)	$253	$(187)	$1,005	$(1,544)
Other (income)/expense, net (adjusted)	253	(187)	1,005	(1,544)

Provision for income taxes
Provision for income taxes (GAAP)	$74,699	$40,088	$140,099	$56,020
Plus: Impact of the excess tax benefit for stock vesting	—	—	6,922	13,408
Adjusted provision for income taxes	74,699	40,088	147,021	69,428
Plus: Resulting tax impact (2)	10,315	1,544	13,148	4,580
Provision for income taxes (adjusted)	85,014	41,632	160,169	74,008

Net income
Net income (GAAP)	$174,308	$118,515	$373,151	$213,405
(Less)/plus: adjustments (3)	24,069	4,565	24,662	(261)
Net income (adjusted)	198,377	123,080	397,813	213,144
Net income attributable to noncontrolling interest	(573)	—	(573)	—
Net income attributable to Houlihan Lokey, Inc. (GAAP)	173,735	118,515	372,578	213,405
Net income attributable to Houlihan Lokey, Inc. (adjusted)	197,804	123,080	397,240	213,144

Diluted EPS attributable to Houlihan Lokey, Inc. (GAAP)	$2.54	$1.71	$5.44	$3.11
Diluted EPS attributable to Houlihan Lokey, Inc. (adjusted)	$2.90	$1.77	$5.79	$3.11
(1)The aggregate of adjustments from employee compensation and benefits and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.